UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2019
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                      Brixmor Operating Partnership LP ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 13, 2019, Brixmor Operating Partnership LP (the “Operating Partnership”), an indirect subsidiary of Brixmor Property Group Inc., completed the previously announced offering (the “Offering”) of $350,000,000 aggregate principal amount of 4.125% Senior Notes due 2029 (the “Notes”). The Operating Partnership intends to use the net proceeds from the Offering to repay outstanding indebtedness under its unsecured credit facility, which includes its $1.25 billion unsecured revolving credit facility and a $500.0 million term loan ($300.0 million outstanding as of June 30, 2019), and for general corporate purposes.

The Notes were issued as additional notes under the Indenture, dated January 21, 2015 (the “Base Indenture”), between the Operating Partnership, as issuer, and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated May 10, 2019 (the “Eighth Supplemental Indenture), as amended by Amendment No. 1 to the Eighth Supplemental Indenture, dated August 15, 2019 (“Amendment No. 1” and, together with the Base Indenture and the Eighth Supplemental Indenture, the “Indenture”). The Notes constitute a further issuance of, and form a single series with, the Operating Partnership’s outstanding $400,000,000 aggregate principal amount of 4.125% Senior Notes due 2029 issued on May 10, 2019 (the “Initial Notes”). The Notes have substantially identical terms as the Initial Notes, will be treated as a single series of securities with the Initial Notes under the Indenture and will have the same CUSIP number as, and be fungible for U.S. federal income tax purposes with, the Initial Notes.

The Notes bear interest at a rate of 4.125% per annum accruing from May 10, 2019. Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, commencing November 15, 2019. The Notes will mature on May 15, 2029. The Notes are the Operating Partnership’s unsecured and unsubordinated obligations and rank equally in right of payment with all of the Operating Partnership’s existing and future unsecured and unsubordinated indebtedness. The Notes are not guaranteed by Brixmor Property Group Inc. or any of its subsidiaries.

The Operating Partnership may redeem the Notes at its option and in its sole discretion at any time or from time to time prior to May 15, 2029 in whole or in part at the applicable make-whole redemption price specified in the Eighth Supplemental Indenture. If the Notes are redeemed on or after February 15, 2029 (three months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Operating Partnership, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture will require the Operating Partnership to maintain total unencumbered assets of at least 150% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture, the Eighth Supplemental Indenture and Amendment No. 1, which are included as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-222481-01), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on January 9, 2018. A prospectus supplement, dated August 13, 2019, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 8.01.

In connection with the Offering, the Operating Partnership entered into an underwriting agreement, dated August 13, 2019 (the “Underwriting Agreement”), between the Operating Partnership and Wells Fargo Securities, LLC, BMO Capital

Markets Corp., Jefferies LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Exhibit A thereto (the “Representatives”). The Underwriting Agreement contains customary representations, warranties and agreements by the Operating Partnership, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Operating Partnership has agreed to indemnify the Representatives against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Representatives may be required to make because of any of those liabilities.

The foregoing description is a summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

4.1
Indenture, dated January 21, 2015, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee (filed as Exhibit 4.1 to the registrants’ Current Report on Form 8-K (File No. 001-36160) filed January 21, 2015, and incorporated herein by reference)

4.2
Eighth Supplemental Indenture, dated May 10, 2019, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee (filed as Exhibit 4.2 to the registrants’ Current Report on Form 8-K (File No. 001-36160) filed May 10, 2019, and incorporated herein by reference)

4.3	Amendment No. 1 to the Eighth Supplemental Indenture, dated August 15, 2019, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee

4.4	Form of Global Note representing the Notes (included in Exhibit 4.3)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

99.1
Underwriting Agreement, dated August 13, 2019, between Brixmor Operating Partnership LP and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 15, 2019	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary